UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  August 25, 2005

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as depositor under a Pooling and Servicing Agreement, dated as of March 1, 2005, providing for, inter alia, the issuance of Home Equity Mortgage Trust Series 2005-2 Home Equity Mortgage Pass-Through Certificates, Series 2005-2

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-120966-08               13-3320910
(State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)538-3000

                                       N/A
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

     This report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of March 1, 2005 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc. as seller, JPMorgan Chase Bank, N.A., as trustee and Wilshire Credit Corporation and Indymac Bank, F.S.B, as servicers.

       On August 25, 2005 distribution was made to the Certificateholders. Specific information with respect to the distribution is filed as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on August 25, 2005 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

            Home Equity  Mortgage Trust  Series  2005-2
            Home Equity Mortgage Pass-Through Certificates, Series 2005-2

                      JPMORGAN CHASE BANK, N.A, not in its
                      individual capacity but solely as Trustee
                       under the Agreement referred to herein

                      By:   /s/  Annette Marsula
                            ---------------------------------------
                            Annette Marsula
                            Vice President

                      Date: September 1, 2005

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         August 25, 2005




Exhibit 99.1
Monthly Certificateholder Statement on August 25, 2005

Credit Suisse First Boston Home Equity Mortgage Trust Series 2005-2 Home Equity Mortgage Pass-Through Certificates, Series 2005-2

----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                  ENDING
               FACE           PRINCIPAL                                                      REALIZED     DEFERRED      PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL         LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1      90,200,000.00      72,457,106.81    6,640,573.72      227,112.78     6,867,686.50     0.00         0.00       65,816,533.09
A2     197,000,000.00     151,895,785.81   14,137,817.42      468,260.95    14,606,078.37     0.00         0.00      137,757,968.39
A3      65,600,000.00      65,600,000.00            0.00      207,879.11       207,879.11     0.00         0.00       65,600,000.00
M1      27,120,000.00      27,120,000.00            0.00       90,610.93        90,610.93     0.00         0.00       27,120,000.00
M2      13,680,000.00      13,680,000.00            0.00       46,059.80        46,059.80     0.00         0.00       13,680,000.00
M3      11,520,000.00      11,520,000.00            0.00       39,084.80        39,084.80     0.00         0.00       11,520,000.00
M4      11,760,000.00      11,760,000.00            0.00       41,418.07        41,418.07     0.00         0.00       11,760,000.00
M5      11,520,000.00      11,520,000.00            0.00       41,068.80        41,068.80     0.00         0.00       11,520,000.00
M6      10,800,000.00      10,800,000.00            0.00       39,246.00        39,246.00     0.00         0.00       10,800,000.00
M7      10,800,000.00      10,800,000.00            0.00       43,152.00        43,152.00     0.00         0.00       10,800,000.00
M8      10,800,000.00      10,800,000.00            0.00       44,082.00        44,082.00     0.00         0.00       10,800,000.00
M9       7,680,000.00       7,680,000.00            0.00       35,447.47        35,447.47     0.00         0.00        7,680,000.00
B1       7,920,000.00       7,920,000.00            0.00       46,200.00        46,200.00     0.00         0.00        7,920,000.00
B2       3,600,000.00       3,600,000.00            0.00       21,000.00        21,000.00     0.00         0.00        3,600,000.00
AR             100.00               0.00            0.00            0.00             0.00     0.00         0.00                0.00
ARL            100.00               0.00            0.00            0.00             0.00     0.00         0.00                0.00
P              100.00             100.00            0.00      121,525.87       121,525.87     0.00         0.00              100.00
TOTALS 480,000,300.00     417,152,992.62   20,778,391.14    1,512,148.58    22,290,539.72     0.00         0.00      396,374,601.48

X1     480,000,000.00     419,403,020.69            0.00            0.00             0.00     0.00         0.00      400,555,294.33
X2               0.00               0.00            0.00            0.00             0.00     0.00         0.00                0.00
XS     333,132,042.59     314,082,857.36            0.00       52,347.14        52,347.14     0.00         0.00      300,639,073.31
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
-----------------------------------------------------------------------------------------------------------------------------------
                        BEGINNING                                                         ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL        PRINCIPAL          CLASS  PASS-THRU RATE
----------------------------------------------------------------------------------------------------------------------------------
A1     225458HV3        803.29386707    73.62055122       2.51788004    76.13843126     729.67331585        A1        3.640000 %
A2     225458JP4        771.04459802    71.76557066       2.37695914    74.14252980     699.27902736        A2        3.580000 %
A3     225458JQ2      1,000.00000000     0.00000000       3.16888887     3.16888887   1,000.00000000        A3        3.680000 %
M1     225458HY7      1,000.00000000     0.00000000       3.34111099     3.34111099   1,000.00000000        M1        3.880000 %
M2     225458HZ4      1,000.00000000     0.00000000       3.36694444     3.36694444   1,000.00000000        M2        3.910000 %
M3     225458JA7      1,000.00000000     0.00000000       3.39277778     3.39277778   1,000.00000000        M3        3.940000 %
M4     225458JB5      1,000.00000000     0.00000000       3.52194473     3.52194473   1,000.00000000        M4        4.090000 %
M5     225458JC3      1,000.00000000     0.00000000       3.56500000     3.56500000   1,000.00000000        M5        4.140000 %
M6     225458JD1      1,000.00000000     0.00000000       3.63388889     3.63388889   1,000.00000000        M6        4.220000 %
M7     225458JE9      1,000.00000000     0.00000000       3.99555556     3.99555556   1,000.00000000        M7        4.640000 %
M8     225458JF6      1,000.00000000     0.00000000       4.08166667     4.08166667   1,000.00000000        M8        4.740000 %
M9     225458JG4      1,000.00000000     0.00000000       4.61555599     4.61555599   1,000.00000000        M9        5.360000 %
B1     225458JM1      1,000.00000000     0.00000000       5.83333333     5.83333333   1,000.00000000        B1        7.000000 %
B2     225458JN9      1,000.00000000     0.00000000       5.83333333     5.83333333   1,000.00000000        B2        7.000000 %
AR     225458HW1          0.00000000     0.00000000       0.00000000     0.00000000       0.00000000        AR        9.783223 %
ARL    225458HX9          0.00000000     0.00000000       0.00000000     0.00000000       0.00000000        ARL       9.783223 %
P      225458JH2      1,000.00000000     0.00000000       ##########     ##########   1,000.00000000        P         9.783223 %
TOTALS                  869.06819146    43.28828782       3.15030757    46.43859539     825.77990364

X1     225458JJ8        873.75629310     0.00000000       0.00000000     0.00000000     834.49019652        X1        0.000000 %
XS     225458JL3        942.81791364     0.00000000       0.15713631     0.15713631     902.46219179        XS        0.000000 %
---------------------------------------------------------------------------------------------------------- ----------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

                                   Raideo Ram
                JPMorgan Chase Bank, N.A. - Structured Finance Services
                                6th Floor, 4 NYP,
                            New York, New York 10041
                               Tel: (212) 623-6793
                               Fax: (212) 623-5932
                         Email: raideo.ram@jpmchase.com

Sec. 4.06(a)(i)                         Principal Remittance Amount                                                 18,802,099.90

                                        Scheduled Principal Payments                                                   298,810.88

                                        Principal Prepayments                                                       18,242,679.09

                                        Curtailments                                                                   164,119.74

                                        Cutailment Interest Adjustments                                                    589.56

                                        Repurchase Principal                                                            95,900.63

                                        Substitution Amounts                                                                 0.00

                                        Net Liquidation Proceeds                                                             0.00

                                        Other Principal Adjustments                                                          0.00

                                        Gross Interest                                                               3,550,023.05

                                        Recoveries from Prior Loss Determinations                                            0.00

                                        Reimbursements of Non-Recoverable Advances Previously Made                       2,849.60

                                        Recovery of Reimbursements Previously Deemed Non-Recoverable                         0.00

Prepayment Penalties                    Number of Loans with Respect to which Prepayment Penalties were Collected               67

                                        Balance of Loans with Respect to which Prepayment Penalties were Collected    3,182,648.60

                                        Amount of Prepayment Penalties Collected                                        121,525.05

Sec. 4.06(a)(iv)                        Beginning Number of Loans Outstanding                                                8,656

                                        Beginning Aggregate Loan Balance                                            419,403,120.69

                                        Ending Number of Loans Outstanding                                                   8,285

                                        Ending Aggregate Loan Balance                                               400,555,394.33

Sec. 4.06(a)(v)                         Servicing Fees (Including Credit Risk Manager Fee)                              129,013.64

                                        Trustee Fees                                                                      1,747.51

Sec. 4.06(a)(vii)                       Current Advances                                                                       N/A

                                        Aggregate Advances                                                                     N/A
Section 4.06(a)(viii)                   Delinquent Mortgage Loans
                                                     Group 1
                                                                                               Principal
                                                    Category              Number                Balance               Percentage
                                                    1 Month                   77             3,337,320.12                  0.83 %
                                                    2 Month                   50             2,011,056.26                  0.50 %
                                                    3 Month                   39             2,117,359.00                  0.53 %
                                                     Total                   166             7,465,735.38                  1.86 %

                                                     Group Totals
                                                                                               Principal
                                                    Category              Number                Balance               Percentage
                                                    1 Month                   77             3,337,320.12                  0.83 %
                                                    2 Month                   50             2,011,056.26                  0.50 %
                                                    3 Month                   39             2,117,359.00                  0.53 %
                                                     Total                   166             7,465,735.38                  1.86 %
                                        * Delinquent Bankruptcies are included in the table above.

                                        Bankruptcies
                                                               Group 1
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                   72              2,183,714.99                  0.55 %
                                                              Group Totals
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                   72              2,183,714.99                  0.55 %
                                                              * Only Current Bankruptcies are reflected in the table above.

                                        Foreclosures
                                                               Group 1
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                  0                    0.00                  0.00 %



                                                              Group Totals
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                  0                    0.00                  0.00 %

Section 4.06(a)(xi)                     REO Properties
                                                               Group 1
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                  0                    0.00                  0.00 %
                                                              Group Totals
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                  0                    0.00                  0.00 %

Section 4.06(a)(xii)                    Current Realized Losses                                                          45,626.46

                                        Cumulative Realized Losses - Reduced by Recoveries                               60,295.20

Trigger Event                           Trigger Event Occurrence (Effective March 2008)                                        NO
                                        (Is Rolling 3 Month Delinquency Rate > 16% of Sr. Enhancement%?)
                                        Rolling 3 Month Delinquency Rate                                                 0.76031 %
                                        Sr. Enhancement Percentage x 16%                                                 5.24795 %
                                                              OR
                                        (Does Cumulative Loss % of Orig. Agg. Collateral Bal. exceed Cumulative Loss Limit)
                                        Cumulative Loss % of Original Aggregate Collateral Balance                       0.01256 %
                                        Cumulative Loss Limit                                                               0.00 %

O/C Reporting                           Targeted Overcollateralization Amount                                        24,480,015.32
                                        Ending Overcollateralization Amount                                           4,180,792.85
                                        Ending Overcollateralization Deficiency                                      20,299,222.47
                                        Overcollateralization Release Amount                                                  0.00
                                        Monthly Excess Interest                                                       1,976,291.24
                                        Payment to Class X-1                                                                  0.00



Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.
